Exhibit 10.1

EXECUTION VERSION

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH,

as Buyer,

PRIMESTAR FUND I, L.P.,

as Seller,

WILMINGTON SAVINGS FUND SOCIETY, FSB, NOT IN ITS INDIVIDUAL CAPACITY

BUT SOLELY AS TRUSTEE OF PRIMESTAR-H FUND I TRUST, AS TRUST

SUBSIDIARY,

as Trust Subsidiary,

and

STARWOOD WAYPOINT RESIDENTIAL TRUST, AS GUARANTOR,

as Guarantor

AMENDMENT NO. 1

dated as of June 26, 2014

to the

MASTER REPURCHASE AGREEMENT

dated as of March 11, 2014

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 1 to Master Repurchase Agreement, dated as of June 26, 2014 (this “Amendment”), is entered into by and between Deutsche Bank AG, Cayman Islands Branch, as buyer (“Buyer”), Primestar Fund I, L.P., as seller (“Seller”), Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee of Primestar-H Fund I Trust, as trust subsidiary (“Trust Subsidiary”) and Starwood Waypoint Residential Trust, as guarantor (“Guarantor”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Master Repurchase Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain the Master Repurchase Agreement, dated as of March 11, 2014 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, the parties hereto desire to amend the Master Repurchase Agreement as described below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment.

(a) Section 2 of the Master Repurchase Agreement is hereby amended by deleting the definition of Payment Date in its entirety and replacing it with the following definition:

““Payment Date” means, with respect to a Purchased Asset, the 27th calendar day of the month or, if such day is not a Business Day, the next succeeding Business Day, commencing in July 2014; provided, that, with respect to such Purchased Asset, the final Payment Date shall be the related Repurchase Date.”

(b) Section 2 of the Master Repurchase Agreement is hereby amended by deleting the definition of Remittance Date in its entirety and replacing it with the following definition:

““Remittance Date” means the 15th calendar day of each month, commencing in July 2014.”

(c) Section 2 of the Master Repurchase Agreement is hereby amended by deleting the definition of Reporting Date in its entirety and replacing it with the following definition:

““Reporting Date” means the 20th calendar day of each month, commencing in July 2014.”

(d) Section 2 of the Master Repurchase Agreement is hereby amended by adding the following definition immediately after the definition of Servicer Custodial Account Control Agreement:

““Servicer Reporting Date” means the 15th calendar day of each month, commencing in July 2014.”

(e) Section 17.d. of the Master Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(d) Portfolio Performance Data. Seller shall furnish or cause to be furnished to Buyer and the Paying Agent for each Trust Mortgage Loan and REO Property (i) on each Reporting Date, an electronic Trust Mortgage Loan and REO Property performance data, including, without limitation, Income received, delinquency reports and volume information, broken down by product (i.e., delinquency, foreclosure and net charge-off reports), (ii) on each Servicer Reporting Date, electronically, in a format mutually acceptable to Buyer and Seller, servicing information, including, without limitation, the Current Property Value, on an asset-by-asset basis and in the aggregate, with respect to the Trust Mortgage Loans and the REO Properties serviced by Seller, a Servicer or the Asset Manager for the month (or any portion thereof) prior to the Servicer Reporting Date and (iii) on each Servicer Reporting Date, data relating to all Servicing Advances made during the month prior to the Servicer Reporting Date, including type and amount of such Servicing Advances. In addition to the foregoing information on each Reporting Date, Seller will furnish to Buyer such information upon (i) the occurrence and continuation of an Event of Default and (ii) any Trust Mortgage Loan being modified.

Section 2. Conditions to Effectiveness of this Amendment.

(a) This Amendment shall become effective upon:

(i) the execution and delivery of this Amendment by all parties hereto; and

(ii) the execution and delivery of Amendment No. 1 to Pricing Side Letter, dated as of the date hereof (the “PSL Amendment”), by and among Buyer, Seller, Trust Subsidiary and Guarantor (the date on which the conditions of Section 2(a)(i) and (ii) are satisfied, the “Amendment Effective Date”).

(b) Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Master Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in this Section 2 and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Master Repurchase Agreement to “this Master Repurchase Agreement,” “hereof,” “herein” or words of similar effect referring to Master Repurchase Agreement shall be deemed to be references to the Master Repurchase Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Master Repurchase Agreement other than as set forth herein.

Section 3. Representations and Warranties. Seller, Trust Subsidiary and Guarantor hereby represent and warrant that the execution and effectiveness of this Amendment shall not materially affect it, in the performance of its obligations under the Program Agreement.

Section 4. Expenses. Seller, Trust Subsidiary and Guarantor hereby agree that in addition to any costs otherwise required to be paid pursuant to the Master Repurchase Agreement, Seller, Trust Subsidiary and Guarantor shall be responsible for the payments of the reasonable and documented legal fees and out-of-pocket expenses of legal counsel to Buyer incurred in connection with the consummation of this Amendment and all other documents executed or delivered in connection therewith.

Section 5. Representations; Ratifications Covenants:

(a) In order to induce Buyer to execute and deliver this Amendment, Seller, Trust Subsidiary and Guarantor each hereby represents and warrants to Buyer that as of the date hereof, Seller, Trust Subsidiary and Guarantor are in full compliance with all of the terms and conditions of the Program Agreement and no Default or Event of Default has occurred and is continuing under the Program Agreement.

(b) The parties hereto ratify all terms of the existing Master Repurchase Agreement other than those amended hereby, and ratify those provisions as amended hereby.

(c) The Trust Subsidiary is hereby authorized and directed to execute this Amendment.

Section 6. Entire Agreement. The Master Repurchase Agreement, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 7. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 8. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Indenture or any provision hereof or thereof.

Section 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Ryan M. Stark
Name:	Ryan M. Stark
Title:	Managing Director

By:	/s/ Mary Conners
Name:	Mary Conners
Title:	Director

PRIMESTAR FUND I, L.P., as Seller
By:	PrimeStar Fund I GP, L.L.C., its general partner

By:	/s/ Nina Tran
Name:	Nina Tran
Title:	Authorized Signatory

STARWOOD WAYPOINT RESIDENTIAL TRUST, as Guarantor
By:	/s/ Nina Tran
Name:	Nina Tran
Title:	Chief Financial Officer

WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity but solely as Trustee of PRIMESTAR-H FUND I TRUST, as Trust Subsidiary

By:	/s/ Donna Lockerman
Authorized Signatory

Amendment No. 1 to Master Repurchase Agreement